                                  EXHIBIT 99.2

                         PRO FORMA FINANCIAL INFORMATION


                          CAPITAL GROWTH SYSTEMS, INC.
                        PRO FORMA COMBINED BALANCE SHEET
                                DECEMBER 31, 2003
                                   (UNAUDITED)



                                                     NOTE 2          NOTE 3             NOTE 4
                                                                     NEXVU                                          PRO FORMA
                                                CAPITAL GROWTH   TECHNOLOGIES,        PRO FORMA                      COMBINED
                                                 SYSTEM, INC.        L.L.C.          ADJUSTMENTS          NOTES      BALANCE
                                                --------------  --------------    ---------------      ----------  -----------
ASSETS

CURRENT ASSETS
Cash ......................................     $        -      $    616,880      $         -                      $   616,880
Accounts Receivable .......................              -            61,270                                            61,270
Prepaid Expenses ..........................              -            51,837                                            51,837
                                                ------------------------------------------------------------------------------

Total Current Assets ......................              -           729,987                                           729,987

FIXED ASSETS ..............................                          136,341                                           136,341

OTHER ASSETS
Software License Fees .....................              -           300,000                                           300,000
                                                ------------------------------------------------------------------------------

TOTAL ASSETS ..............................     $        -       $ 1,166,328      $        -                       $ 1,166,328
                                                ==============================================================================

LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts Payable ..........................     $    13,059      $   160,971      $        -                       $   174,030
Advance From Shareholder ..................          23,231               -                                             23,231
                                                ------------------------------------------------------------------------------

Total Current Liabilities .................          36,290          160,971               -                           197,261

LONG TERM LIABILITIES .....................              -           735,000         (550,000)           Note 4        185,000
                                                ------------------------------------------------------------------------------

TOTAL LIABILITIES .........................          36,290          895,971         (550,000)                         382,261
                                                ------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
   COMMON STOCK ...........................              93                               914            Note 4          1,007
   ADDITIONAL PAID IN CAPITAL .............           6,702        4,034,907          549,086            Note 4      4,590,695
   RETAINED DEFICIT .......................         (43,085)      (3,764,550)                                       (3,807,635)
                                                ------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY ......................         (36,290)         270,357          550,000                          784,067
                                                ------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $         -      $ 1,166,328      $         -                      $ 1,166,328
                                                ==============================================================================


                             SEE ACCOMPANYING NOTES

                             CAPITAL GROWTH SYSTEMS
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     TWELVE MONTHS ENDED, DECEMBER 31, 2003
                                   (UNAUDITED)

                                            NOTE 2              NOTE 3                 NOTE 4
                                           CAPITAL                                                                    PRO FORMA
                                           GROWTH        NEXVU TECHNOLOGIES,         PRO FORMA                      CONSOLIDATED
                                        SYSTEM, INC.           L.L.C.               ADJUSTMENTS        NOTES            TOTAL
                                        -------------- --------------------- --------------------- ------------  -------------------

 REVENUES                                $          -           $    59,027                                            $     59,027
                                        --------------------------------------------------------------------------------------------

 OPERATING EXPENSES:
   SALARIES                                                       1,654,513                                               1,654,513
   EMPLOYEEBENEFITS                                                 101,460                                                 101,460
   DEPRECIATION&AMORTIZATION                                         84,395                                                  84,395
   GENERAL AND ADMINISTRATIVE                       1                84,466                                                  84,467
   PROFESSIONAL FEES                           21,361               127,160                                                 148,521
   RENT AND OCCUPANCY COSTS                                         127,602                                                 127,602
   RESEARCH & DEVELOPMENT                                           132,613                                                 132,613
   TRAVEL, ENTERTAINMENT & PROMOTION                                103,944                                                 103,944
   CONSULTING FEES                                                  134,883                                                 134,883
                                        --------------------------------------------------------------------------------------------

 TOTAL OPERATING EXPENSES                      21,362             2,551,036                                               2,572,398
                                        --------------------------------------------------------------------------------------------

 OPERATING INCOME (LOSS)                      (21,362)           (2,492,009)                                             (2,513,371)

   INTEREST EXPENSE                                                 143,062                                                 143,062
                                        --------------------------------------------------------------------------------------------

 NET LOSS                                $    (21,362)          $(2,635,071)                                           $ (2,656,433)
                                        ============================================================================================

Weighted Average Shares Outstanding           931,500                                   9,136,000        Note 4          10,067,500

 NET LOSS PER SHARE                            $(0.02)                  N/A                                            $      (0.26)


                             SEE ACCOMPANYING NOTES

                          CAPITAL GROWTH SYSTEMS, INC.
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 1 BASIS OF PRESENTATION

        The accompanying unaudited pro forma combined balance sheet and unaudited combined statement of operations give effect to the merger of Nexvu Technologies, L.L.C. ("Nexvu") and Capital Growth Systems, Inc. on January 28, 2004.

        The unaudited pro forma combined financial statements of Capital Growth Systems, Inc. included herein have been prepared by management of Capital Growth Systems, Inc. in accordance with the accounting principles generally accepted in the United States of America. They have been prepared from information derived from the May 31, 2003 (audited) and December 31, 2003 (audited) financial statements of Capital Growth Systems, Inc. and the December 31, 2003 (audited) financial statements of Nexvu, together with other information available to the entities. In the opinion of management of Capital Growth Systems, Inc., these unaudited pro forma consolidated financial statements include all adjustments necessary for the fair presentation of the merger between Capital Growth Systems, Inc. and Nexvu, as described below.

        The unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements and notes thereto of Capital Growth Systems, Inc. and Nexvu, referred to above. The Capital Growth Systems, Inc. unaudited pro forma combined balance sheet gives effect to the merger of Nexvu as if it had occurred on December 31, 2003. The unaudited pro forma combined statements of operations gives effect to the merger as if it had occurred at the start of the fiscal period beginning on January 1, 2003. These unaudited pro forma combined financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the combination and related transactions had actually occurred on those dates.

NOTE 2 CAPITAL GROWTH SYSTEMS, INC.

        Capital Growth Systems, Inc. is a developmental stage company which had no revenue through December 31, 2003. Through December 31, 2003, it operated as a nontrading, privately held "shell" company conducting virtually no business operations, other than efforts to seek a merger partner or acquisition candidate. There were no full time employees nor any assets of this company throughout the period.

NOTE 3 NEXVU TECHNOLOGIES, L.L.C.

        Nexvu is engaged in the development and sale of application performance management software to large and mid-sized companies for use in connection with their computer network systems. Nexvu is a developmental stage company with very limited revenues through the period presented.

NOTE 4 MERGER WITH NEXVU TECHNOLOGIES

        On January 28, 2004, Capital Growth Systems, Inc. completed the merger of Nexvu. This merger was completed by issuing 8,558,500 shares of common stock in exchange for 100% of the membership interests in Nexvu. In addition, under a loan conversion agreement, 577,500 shares of common stock were issued to convert $500,000 of bridge loans into equity of Capital Growth Systems, Inc.





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